UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 12, 2010

APPLIED NEUROSOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

  Delaware                                   001-13835                                  39-1661164
 (State or Other Jurisdiction     (Commission file Number)    (IRS Employer
       of  Incorporation)                                                           Identification No.)

    50 Lakeview Parkway, Suite 111, Vernon Hills, IL                    60061
(Address of Principal Executive Offices)                            (Zip Code)

Registrant’s telephone number, including area code (847) 573-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On May 12, 2010, Applied NeuroSolutions, Inc. (the “Company”) received correspondence from counsel for Albert Einstein College of Medicine of Yeshiva University (“AECOM”) notifying the Company that AECOM claims the Company is in breach of its exclusive licensing agreements (the “Agreements”) with AECOM.  The Company has exclusive licenses with AECOM covering virtually all of its Alzheimer's disease (“AD”) technology, including virtually all its AD related diagnostic and therapeutic products currently in development.  The Company depends on these licensing arrangements to maintain rights to its products under development.

 The Agreements provide a sixty-day cure period for any breach.  The Company is currently evaluating AECOM’s claim of breach and its options to cure the claim of breach.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of May 2010.

APPLIED NEUROSOLUTIONS, INC.

By: /s/ David Ellison_____________
David Ellison
                            Acting CEO and CFO